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                                                                      EXHIBIT 23


                             The Leap Group, Inc.



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 333-24839).



ARTHUR ANDERSEN LLP


Chicago, Illinois

June 23, 1997